U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): December 13, 2002


                           RUBICON MEDICAL CORPORATION
              -----------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

          Delaware                          3351414                 87-0361403
-------------------------------     ------------------------    ----------------
(State or Other Jurisdiction of     (Commission File Number)      (IRS Employer
      Incorporation) No.)                                        Identification

    2064 West Alexander Street
        Salt Lake City, UT                                    84119
 --------------------------------                          -----------
 (Address of Principal Executive                            (Zip Code)
             Offices)

                                 (801) 886-9000
              ---------------------------------------------------
              (Registrant's telephone number, including area code)


          ------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         (c) Exhibits.

         The following documents are included as exhibits to this report:

     Exhibit
     No.                   Title of Document                          Location

     99.1           Letter to Shareholders dated December 9, 2002     This
                                                                      Filing

Item 9. Regulation FD Disclosure.

On or about December 13, 2002, Rubicon Medical Corporation began mailing a letter to its shareholders dated December 9, 2002, captioned "A Message from the President." A copy of the shareholders' letter is attached to this report as
Exhibit 99.1.

The information included in this report on Form 8-K, including the exhibit, is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section.

                         ______________________________

Forward Looking Statements. This report contains forward-looking statements that are based upon information available to the company as of the date of this letter. Any forward-looking statements involve risks and uncertainties, including those risks and uncertainties described in the company's filings with the Securities and Exchange Commission, that could cause actual events or results to differ materially from the events or results described in the forward-looking statements, whether as a result of new information, future events or otherwise. The Rubicon Filter and Guardian System devices have not been approved for sale in the U.S. or Europe, clinical testing has not begun for either device (except limited clinical testing in Europe of the Guardian System), and no assurances can be given that clinical trials will begin, will follow our projected timetables, or that regulatory approvals for such devices will be obtained. Readers should not place undue reliance on these forward-looking statements.

                         ______________________________

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  Rubicon Medical Corporation


Dated: December 13, 2002                          By /s/ Richard J. Linder
                                                     ---------------------------
                                                     Richard J. Linder
                                                     President and CEO

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